SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2005

                        Commission File Number: 000-49679

                                LitFunding Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


Nevada                                                               93-1221399
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

3700 Pecos McLeod Drive, Suite 100, Las Vegas, Nevada                     89121
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(Address of principal executive offices)                             (Zip Code)


                                  (702)317-1610
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              (Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 16, 2005, Howard Appel, a director of LitFunding Corp., a Nevada corporation (the "Registrant"), tendered his resignation from the Registrant's board of directors. On June 20, 2005, David Wallace, a director of the Registrant, also tendered his resignation from the Registrant's board of directors. Their resignation letters are attached as exhibits hereto.


ITEM 9.01: EXHIBITS

17.1     Resignation of Director Appel
17.2     Resignation of Director Wallace

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                        LitFunding Corp.
                                        a Nevada corporation

June 20, 2005                      By:  /s/ Morton Reed
                                        --------------------------------------
                                        Morton Reed, Chief Executive Officer